Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Note 16—Income Taxes
We have approximately $1.4 billion in net operating loss carryforwards ("NOL carryforwards"); however, we currently have a full valuation allowance against this tax asset. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future results of operations, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, significant book losses during the current and prior periods, and projections for future results of operations over the periods in which the deferred tax assets are deductible, among other factors, management concluded that we did not meet the “more likely than not” requirement of ASC 740 in order to recognize deferred tax assets and a valuation allowance has been recorded for the full amount of our net deferred tax assets at December 31, 2014 and 2013.
In connection with our emergence from bankruptcy on August 31, 2012, we experienced an ownership change as defined under Section 382 of the Code. Section 382 generally places a limit on the amount of NOL carryforwards and other tax attributes arising before an ownership change that may be used to offset taxable income after an ownership change. We believe that we will qualify for an exception to the general limitation rules. This exception under Code Section 382(l)(5) provides for substantially less restrictive limitations on our NOL carryforwards; however, the NOL carryforwards are eliminated should another ownership change occur within three years. Our amended and restated certificate of incorporation places restrictions upon the ability of the certain equity interest holders to transfer their ownership interest us. These restrictions are designed to provide us with the maximum assurance that another ownership change does not occur that could adversely impact our NOL carryforwards.
During the years ended December 31, 2014 and 2013, no adjustments were recognized for uncertain tax benefits.
     Our net taxable income must be apportioned to various states based upon the income tax laws of the states in which we derive our revenue. Our NOL carry forwards will not always be available to offset taxable income apportioned to the various states. The states from which Texadian’s revenues and HIE’s revenues are derived are not the same states in which our NOLs were incurred; therefore we expect to incur state tax liabilities on the net income of Texadian’s and HIE’s operations.
During 2015 and thereafter, we will continue to assess the realizability of our deferred tax assets based on consideration of actual and projected operating results and tax planning strategies. Should actual operating results improve, the amount of the deferred tax asset considered more likely than not to be realizable could be increased.
Income tax expense (benefit) consisted of the following:

	Year Ended December 31,
	2014	2013
Current:
U.S.—Federal	$—	$—
U.S.—State	(264)	(179)
Foreign	(80)	—
Deferred:
U.S.—Federal	(14)	(14)
U.S.—State	(177)	193
Foreign	80	—
Total	$(455)	$—

Income tax expense was different from the amounts computed by applying U.S. Federal income tax rate of 35% to pretax income as a result of the following:

	Year Ended December 31,
	2014	2013
Federal statutory rate	35.0%	35.0%
State income taxes, net of federal benefit	1.3%	(0.1)%
Change in valuation allowance	(38.8)%	(23.1)%
Permanent Items	3.6%	(3.7)%
Provision to return adjustments	(0.1)%	(8.1)%
Actual income tax rate	1.0%	—%

Deferred tax assets (liabilities) are comprised of the following (in thousands):

	December 31,
	2014	2013
Deferred tax assets:
Net operating loss	$528,782	$535,959
State deferred tax assets	7,885	8,418
Capital loss carry forwards	26,141	26,141
Property and equipment	34,312	34,683
Investment in Piceance Energy	31,334	32,138
Other	6,112	2,510
Total deferred tax assets	634,566	639,849
Valuation allowance	(631,599)	(637,464)
Net deferred tax assets	$2,967	$2,385
Deferred tax liabilities:
Property and equipment	$—	$5
Texadian Energy intangibles	1,677	2,380
Other	1,272	—
State liabilities	57	216
Total deferred tax liabilities	$3,006	$2,601
Total deferred tax liability, net	$(39)	$(216)

We have net operating loss carryovers as of December 31, 2014 of $1.4 billion for federal income tax purposes. If not utilized, the tax net operating loss carryforwards will expire during 2027 through 2033. Our capital loss carryovers as of December 31, 2014 are $74.7 million. If not utilized, these carryovers will expire during 2015 and 2016. We also have Alternative Minimum Tax Credit Carryovers of $800 thousand. These credits do not expire; however, we must first generate regular taxable income before they can be used.